UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 29, 2014
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BLACK HILLS CORPORATION
(Exact name of registrant as specified in its charter)
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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 29, 2014, the Registrant entered into an Amended and Restated Credit Agreement among Black Hills Corporation, as Borrower; the financial institutions from time to time party thereto, as Banks; U.S. Bank, National Association, as Administrative Agent; The Bank of Nova Scotia and Union Bank, N.A., as Co-Syndication Agents; Wells Fargo Bank National Association and Royal Bank of Canada, as Co-Documentation Agents; and U.S. Bank, National Association, The Bank of Nova Scotia and Union Bank, N.A., as Co-Lead Arrangers and Co-Book Runners (the “Amended Facility”).
The Amended Facility is a $500 million, unsecured revolving credit facility that will be used to fund working capital needs and for general corporate purposes. The Amended Facility can be increased to $750 million under certain conditions and expires May 29, 2019. The cost of borrowing under the New Facility is based on the higher of the Registrant’s credit ratings by Standard & Poor’s and Moody’s and is currently at a spread of 112.5 basis points over LIBOR. The Registrant also pays a commitment fee on any unused facility commitment which is currently at a spread of 17.5 basis points over LIBOR.
The Amended Facility extended the term of the $500 million Black Hills Corporation Credit Agreement dated February 1, 2012, from February 1, 2017 to May 29, 2019. The Amended Facility also reduced the cost of borrowing and the commitment fee from a current spread of 137.5 basis points over LIBOR to 112.5 basis points over LIBOR for borrowings, and from a current spread of 20 basis points over LIBOR to 17.5 basis points over LIBOR for the unused facility commitments.
Current borrowings under the Amended Facility are $112 million with an additional $21 million of letters of credit issued.
The Amended Facility, filed as Exhibit 10 to this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10
Credit Agreement dated May 29, 2014 among Black Hills Corporation, as Borrower, U.S. Bank, National Association, in its capacity as administrative agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By:/s/ Anthony S. Cleberg
Anthony S. Cleberg
Executive Vice President
and Chief Financial Officer

Date:May 30, 2014

Exhibit Index

Exhibit No.    Description

10
Credit Agreement dated May 29, 2014 among Black Hills Corporation, as Borrower, U.S. Bank, National Association, in its capacity as administrative agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

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